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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report:   November 30, 1995


                          Black Warrior Wireline Corp.
            ---------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                  0-18754              11-2904094
       ------------------           ---------             ------------
        (State or Other            (Commission          (I.R.S. Employer
 Jurisdiction of Incorporation     File Number)         Identification No.)
       or Organization)


                3748 Highway 45 North
                Columbus, Mississippi                         39701
            ----------------------------                  ------------
                (Address of Principal                      (Zip Code)
                 Executive Offices)

           Registrant's Telephone Number,                (601) 329-1047
                Including Area Code:



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Item 1.           Changes in Control of Registrant

         Pursuant to a Reorganization Agreement, dated as of November 30, 1995, certain debtholders of Black Warrior Wireline Corp. (the "Company") agreed to exchange outstanding debt of the Company for shares of the Common Stock, par value $.0005 per share (the "Common Stock"), of the Company. In connection with the reorganization, the Company effected a 1-for-200 reverse stock split, effective as of October 30, 1995. The numbers of shares of stock exchanged or to be exchanged for debt pursuant to the Reorganization Agreement reflect this reverse stock split. As a result of the issuance of a total of 1,298,565 shares of Common Stock of the Company under the Reorganization Agreement, the control of the Company will be placed in the hands of different shareholders. Pursuant to the Reorganization Agreement, the principal debtholders have exchanged or will exchange debt for shares of Common Stock as follows:

Name of Debtholder                       Principal Amount of                      Total Number of
                                         Debt                                     Shares to be Issued
------------------                       -------------------                      -------------------
Mansfield Soderberg                      $262,500                                 131,250
& Co., Ltd.

Pangaea Investment                       $262,500                                 131,250
Consultants, Ltd.

International Trust                      $262,500                                 131,250
Company of Bermuda,
Ltd.

Morgan Devin Everett                     $262,500                                 131,250
& Co., Ltd.

Henry Hoffman                            $450,000                                 225,000

W. Stewart Cahn                          $250,000                                 125,000

Lorin Silverman                          $100,000                                  50,000

William L. Jenkins                       $400,000                                 200,000

Danny Ray Thornton                       $127,342                                  63,671

Reese James                              $127,342                                  63,671

Allen and Lanelle                        $42,447                                   21,223
Neel

         As of March 31, 1995, there were two principal stockholders of the Company, MTC Investments, Inc., which owned, directly or indirectly, 24.38%, and William L. Jenkins, the Company's President, who owned 11.65%, of the 14,169,258 then-outstanding shares of Common Stock of the Company. As of December 1, 1995, 316,901 shares of a total 1,298,565 shares to be issued in the

                                      - 2 -

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reorganization  have been  issued,  resulting  in the  ownership of the Company, directly or indirectly, as follows (based on 387,747 shares of the Company's Common Stock outstanding as of December 1, 1995):

                                         Number of Shares                         Percentage of
Name of Stockholder                      Owned                                    Outstanding Shares
-------------------                      ----------------                         ------------------
Mansfield Soderberg                      56,112                                   14.47%
& Co., Ltd.

International Trust                      56,112                                   14.47%
Company of Bermuda,
Ltd.

Morgan Devin Everett                     56,112                                   14.47%
& Co., Ltd.

Danny Ray Thornton                       63,671                                   16.42%

Reese James                              63,671                                   16.42%

Allen and Lanelle                        21,223                                    5.47%
Neel

MTC Investments,                         17,273                                    4.45%
Inc.

William L. Jenkins                       8,252                                     2.13%


         When all 1,298,565 shares of Common Stock to be issued in connection with the reorganization have been issued, which is expected to have occurred by January 31, 1996, the principal stockholders of the Company will be as follows (based on a total of 1,409,411 outstanding shares of the Company's Common Stock):

                                         Number of Shares                         Percentage of
Name of Stockholder                      Owned                                    Outstanding Shares
-------------------                      ----------------                         ------------------
Mansfield Soderberg                      131,250                                   9.31%
& Co., Ltd.

Pangaea Investment                       131,250                                   9.31%
Consultants, Ltd.

International Trust                      131,250                                   9.31%
Company of Bermuda,
Ltd.

Morgan Devin Everett                     131,250                                   9.31%
& Co., Ltd.

William L. Jenkins                       208,252                                  14.78%

Danny Ray Thornton                       63,671                                    4.52%

Reese James                              63,671                                    4.52%


                                      - 3 -


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Allen and Lanelle                        21,223                                    1.51%
Neel

Robert Lisnoff                           40,000                                    2.84%

Henry Hoffman                            225,000                                  15.96%

W. Stewart Cahn                          125,000                                   8.87%

Lorin Silverman                          50,000                                    3.55%

B. and E. Deeds                          25,000                                    1.77%

MTC Investments,                         17,273                                    1.23%
Inc.


Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  (2) Reorganization Agreement, dated November 30, 1995, by and among Black Warrior Wireline Corp. and Pangaea Investment Consultants, Ltd., International Trust Company of Bermuda, Ltd., Morgan Devin Everett & Co., Ltd., Mansfield Soderberg & Co. Ltd., William L. Jenkins, Reese James, Allen and Lanelle Neel, Danny Ray Thornton, Henry Hoffman, W. Stewart Cahn, Lorin Silverman,
                              B. Deeds, and E. Deeds.

                                      - 4 -



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             December 14, 1995.

                                            Black Warrior Wireline Corp.

                                            By /s/ WILLIAM L. JENKINS
                                              ------------------------------
                                                  William L. Jenkins
                                                      President

                                     - 5 -



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